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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 8, 2005


                  The Smith & Wollensky Restaurant Group, Inc.
             (Exact name of registrant as specified in its charter)




            Delaware                   001-16505                 58-2350980
         (State or other              (Commission              (IRS Employer
         jurisdiction of              File Number)           Identification No.)
          incorporation)

              1114 First Avenue                                  10021
              New York, New York                              (Zip Code)
   (Address of principal executive offices)

                                 (212) 838-2061
              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02         Results of Operations and Financial Condition

On April 8, 2005, The Smith & Wollensky Restaurant Group, Inc. (the "Company") issued a press release describing selected financial results of the Company for the quarter ended April 4, 2005. A copy of the press release is attached as
Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01             Financial Statements and Exhibits

(c)        Exhibits

           99.1 Press Release of The Smith & Wollensky Restaurant Group, Inc. dated April 8, 2005


The information in this Current Report on Form 8-K and the Exhibits attached hereto shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              The Smith & Wollensky Restaurant Group, Inc.


                              By:      /s/ Alan M. Mandel
                                       -----------------------------------------
                                       Alan M. Mandel
                                       Chief Financial Officer, Executive Vice
                                       President of Finance, Treasurer and
                                       Secretary


Date:   April 12, 2005

                                Index to Exhibits
                                -----------------

Exhibit No.           Description of document
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99.1* Press Release of The Smith & Wollensky Restaurant Group, Inc. dated April 8, 2005

* Filed herewith.